UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K
                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of Earliest Event Reported): October 22, 2020

                            CARBON ENERGY CORPORATION
                     -------------------------------------
               (Exact name of registrant as specified in charter)

        Delaware                   000-02040                 26-0818050
---------------------    --------------------------     -------------------
    (State or Other            (Commission File            (IRS Employer
      Jurisdiction                 Number)              Identification No.)
   of Incorporation)

  1700 Broadway, Suite 1170, Denver,
               Colorado                                  80290
------------------------------------------     -------------------------------
    (Address of principal executive                   (Zip code)
               offices)

                                 (720) 407-7030
                ------------------------------------------------
                  (Registrant's telephone number including area
                                      code)


                ------------------------------------------------
                   (Former Name or former address, if changed
                               since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

                                                          Name of each
    Title of each class      Trading Symbol(s)     exchange on which registered
   -------------------      -----------------    ------------------------------

            None                      N/A                            N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (ss.230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (ss.240.12b-2 of this chapter).

Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13a of the Exchange Act. [ ]

Item 5.07. Submission of Matters to a Vote of Securities Holders.

     A special meeting of the shareholders of Carbon Energy Corporation was held on October 22, 2020. At the meeting the following proposal was ratified by the shareholders:

(1) Amending the Company's Amended and Restated Certificate of Incorporation to reverse split the outstanding shares of the Company's common stock on a 4-for-1 basis.

   The following is a tabulation of votes cast with respect to this proposal:

                                Votes                        Broker
                  -----------------------------------
                  For        Against    Abstain             Non-Votes

               5,409,658      ---         ---                ---

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, hereunto duly authorized.

 October 22, 2020                     CARBON ENERGY CORPORATION



                                       By: /s/ Patrick R. McDonald
                                           ------------------------------
                                            Patrick R. McDonald,
                                               Chief Executive Officer